Exhibit 99.1

Kansas City Southern
Michael W. Upchurch
Executive Vice President Finance & CFO
Credit Suisse Industrials Conference
December 2nd, 2015
Kansas City Southern Lines
Kansas City Southern de Mexico
Panama Canal Railway Company

Safe Harbor Statement
This presentation contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur. Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements. Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof. Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; interest rates; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; credit risk of customers and counterparties and their failure to meet their financial obligations; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; availability of qualified personnel; labor difficulties, including strikes and work stoppages; insufficiency of insurance to cover lost revenue, profits or other damages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic conditions; political and economic conditions in Mexico and the level of trade between the United States and Mexico; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business. More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 1-4717) and subsequent reports. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors.
Kansas City Southern Lines
Kansas City Southern de Mexico
Panama Canal Railway Company
© 2015 Kansas City Southern

Revenue and Volume Trends Improving Sequentially
KCS Revenue and Carload Growth
Impacts of
F/X
Impacts of
U.S. Fuel Price
2%
-4%
-5%
-7%
Revenue
-3%
Carloads
3% Ag/Min volume growth QTD
- Strength in Food Products, Ores & Minerals
- Grain volumes in-line with expectations
Chemical & Petroleum volumes up 5% – strong refined product and plastics volumes
Strength in Crude Oil & Utility Coal volumes expected through December. Continuation of trends into 2016 dependent in large part on WCS/Maya spreads & natural gas prices
After a strong start to the quarter in October, Intermodal volumes decelerated in November signaling an end to “peak” season.
Improving service levels positively impacting Automotive volumes which have turned positive QTD
* Q4 15 Revenue & Carload Growth as of 11/30/15
Kansas City Southern Lines
Kansas City Southern de Mexico
Panama Canal Railway Company
© 2015 Kansas City Southern
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